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                                                                   EXHIBIT 10.19




                      FLUOR CORPORATION AND SUBSIDIARIES

                               MANAGEMENT MANUAL


Section:  Compensation                                             Page:  117

Subject:  OFFICER SEVERANCE PLAN                              Effective:  3-7-94

                                                             Supersedes:  New

Applies To: Fluor Corporation and Selected Subsidiaries

OBJECTIVE

To provide severance compensation to eligible officers of Fluor Corporation and designated subsidiaries (the company) who leave the company, depending on the circumstances and conditions leading to termination.

ELIGIBILITY

Officers of Fluor Corporation and designated subsidiaries actively at work who are participants in the Fluor Corporation and Subsidiaries Executive Incentive Compensation Plan.

DEFINITIONS

For the purpose of the Plan, the following definitions apply:

A.   Voluntary Separation

     Action taken by an officer for personal reasons, to seek other employment, to accept another position, for failure to return at conclusion of leave, or to voluntarily retire.

B.   Involuntary Separation

     1. Action taken by the company due to reduction in force resulting from reorganization or reduced workload or other similar circumstances whereby the officer's services are no longer required on the job. Officers involuntarily separated who meet the retirement criteria may elect retirement.

     2. Action taken by the company when an officer is unable to perform his/her essential job functions with reasonable accommodation.
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                      FLUOR CORPORATION AND SUBSIDIARIES

                              MANAGEMENT MANUAL


Section:     Compensation                                          Page:  118

Subject:     OFFICER SEVERANCE PLAN (Continued)               Effective:  3-7-94

                                                             Supersedes:  New

Applies To:  Fluor Corporation and Selected Subsidiaries

C.   Involuntary Discharge

     Action taken by the company for reasons other than stated in Paragraph B. above including but not limited to absenteeism, misconduct, insubordination, appearing at work under the influence of a controlled substance or alcohol, unethical behavior, disclosure of confidential information, sexual harassment, employment discrimination, or unsatisfactory performance.

D.   Completed Years of Accumulated Service

     A period of accumulated service with the company, subject to the limitation set forth under Procedure, A.2.b.(3).

E.   Beneficiary

     The beneficiary designated by the executive under the Fluor Corporation Employee's Retirement Plan, or, if no such designation has been made, then as designated under the Group Life/Health Insurance Plan unless the executive otherwise makes a beneficiary designation on the form provided by the officer's corporate employer, or, in the absence of any designation, the administrator or executor of the executive's estate.

PROCEDURE

A.   Severance Pay

     1.   Voluntary Separation

          The company will not provide severance pay nor prorated Incentive Compensation (See Paragraph B.).

     2.   Involuntary Separation

          a. Severance pay will be based on current base salary and total completed years of accumulated service as follows:

                     Two weeks severance pay for each completed year of accumulated service up to 52 weeks.

                     Minimum eight weeks severance.

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                      FLUOR CORPORATION AND SUBSIDIARIES

                              MANAGEMENT MANUAL


Section:     Compensation                                          Page:  119

Subject:     OFFICER SEVERANCE PLAN (Continued)               Effective:  3-7-94

                                                             Supersedes:  New

Applies To:  Fluor Corporation and Selected Subsidiaries


A.   Severance Pay (Continued)

     2.   Involuntary Separation (Continued)

          b.   Limitations

               (1)   Maximum severance pay will be 52 weeks.

               (2)   Minimum severance pay will be eight weeks.

               (3) The total completed years of accumulated service calculated for a severance payment may only be used one time in severance calculations.

               (4) For officers involuntarily separated and placed on Leave of Absence in Lieu of Layoff, severance pay will be based on completed years of accumulated service up to the effective date of the Leave of Absence.

               (5) Officers in policy making positions who meet retirement criteria will receive severance pay as follows:

                     (a) Officers who meet the minimum retirement income requirement set forth by federal law, excluding any amount payable under this Plan, will receive severance pay for only the period from the date of termination until January 2 following the officer's 65th birthday subject to the limitation set forth under procedure, A.2.a.

                     (b) Officers who do not meet the minimum retirement income requirement set forth by federal law, computed excluding any amount payable under this Plan, will receive severance pay as determined under Paragraph A.2.a. above.

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                      FLUOR CORPORATION AND SUBSIDIARIES

                              MANAGEMENT MANUAL


Section:     Compensation                                          Page:  120

Subject:     OFFICER SEVERANCE PLAN (Continued)               Effective:  3-7-94

                                                             Supersedes:  New

Applies To:  Fluor Corporation and Selected Subsidiaries

A.   Severance Pay (Continued)

     2.   Involuntary Separation (Continued)

              (6) In the case of involuntary separation due to an officer's inability to perform his/her essential job functions with reasonable accommodation, the officer's severance pay amount will be reduced by the expected entitlements under Fluor's short-term and long-term disability for the number of weeks determined under Paragraph A.2.a. above. If the actual entitlements received by the employee are less than that deducted from severance pay, the employee will be paid the difference for the period of weeks for which the employee received severance. This provision is not intended to affect any state or federal benefits to which the officer may be entitled.

              (7) In cases where the officer is entitled to legislated severance pay in non-U.S. countries, the officer's severance pay amount will be reduced by any legislated severance payments required of the company that are calculated with reference to the number of weeks determined under Paragraph A.2.a. above.

          c. Severance pay will be paid in a lump sum, or at the discretion of the company, annual installments over a period not to exceed the total number of weeks determined under Paragraph A.2.a.
               and b. above.

          d. In the event of an officer's death prior to payment of the entire entitlement, payment may be made to the designated beneficiary in one lump sum or by continuation of installments at the discretion of the officer's corporate employer.

     3.   Involuntary Discharge

          The company will not provide severance pay nor consider proration of Incentive Compensation (See Paragraph B.)


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                      FLUOR CORPORATION AND SUBSIDIARIES

                              MANAGEMENT MANUAL


Section:     Compensation                                          Page:  121

Subject:     OFFICER SEVERANCE PLAN (Continued)               Effective:  3-7-94

                                                             Supersedes:  New

Applies To:  Fluor Corporation and Selected Subsidiaries

B.   Incentive Compensation

     (As defined in the Executive Incentive Compensation Plan, Fluor Corporation and Subsidiaries Management Manual.)

     1.   Voluntary Separation

          The company will not provide a prorated incentive award.

     2.   Involuntary Separation

          Incentive Compensation may be considered based on the number of completed months of service during the current fiscal year prior to termination and consistent with the administration of the Plan during the year of termination.

     3.   Involuntary Discharge

          The company will not provide a prorated incentive award.

C.   Company Automobiles

     In company locations where officers/directors may be assigned company-owned automobiles, the following will apply:

     1.   Voluntary Separation

          Officers/directors who voluntarily retire will be presented with the automobile which is currently assigned as a gift.

     2.   Involuntary Separation

          Officers/directors who are requested to take early retirement will be presented with the automobile which is currently assigned as a gift.

     3.   Involuntary Discharge

          Officers/directors will not be given an automobile, and it will not be available for purchase.

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                      FLUOR CORPORATION AND SUBSIDIARIES

                              MANAGEMENT MANUAL


Section:     Compensation                                          Page:  122

Subject:     OFFICER SEVERANCE PLAN (Continued)               Effective:  3-7-94

                                                             Supersedes:  New

Applies To:  Fluor Corporation and Selected Subsidiaries

D.   Club Membership

     Company memberships will not be awarded to an officer regardless of reason for termination.

E.   Automobile Allowance

     In locations where officers receive a car allowance/insurance, the following will apply:

     1.   Voluntary Separation

          The company will no longer provide a car allowance/insurance.

     2.   Involuntary Separation

          The company will no longer provide a car allowance/insurance.

     3.   Involuntary Discharge

          The company will no longer provide a car allowance/insurance.

F.   Insurance Coverage

     Applicable insurance coverage, i.e., group health, long-term disability, executive health, etc., will cease on date of termination. Where applicable, departing officer may elect continued coverage through the Consolidated Omnibus Budget Reconciliation Act (COBRA).

G.   Time Off With Pay (TOWP) Program

     Balance will be paid at time of termination.

H.   Stock Based Awards

     1.   Voluntary Separation

          Upon qualified retirement, awards become 100 percent vested.

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                      FLUOR CORPORATION AND SUBSIDIARIES

                              MANAGEMENT MANUAL


Section:     Compensation                                          Page:  123

Subject:     OFFICER SEVERANCE PLAN (Continued)               Effective:  3-7-94

                                                             Supersedes:  New

Applies To:  Fluor Corporation and Selected Subsidiaries

H.   Stock Based Awards (Continued)

     2.   Involuntary Separation

          Upon qualified retirement, awards become 100 percent vested.

     3.   Involuntary Discharge

          Vested portion may be exercised.

I.   Long-Term Incentive (LTI) Program

     Applicable cash awards under the long-term incentive program will not be prorated for any reason, except death or total and permanent disability.

J.   Waivers

     The company will comply with the requirements of the Older Workers' Benefit Protection Act. In accordance with this Act, a settlement agreement and release form must be obtained from employees in exchange for severance benefits.

K.   Outplacement

     In-house outplacement services are available.

L. Exceptions to this policy require authorization by the Chief Executive Officer and the Chief Operating Officer.